Exhibit 10.1

Execution Copy

CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), is entered into as of April 16, 2015, by and among SPEED COMMERCE, INC., a Minnesota corporation (the “Company”), the Guarantors listed on the signature pages hereof, the Lenders (as defined in the Credit Agreement (as hereinafter defined)) listed on the signature pages hereof, and GARRISON LOAN AGENCY SERVICES LLC, (“GLAS”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and GLAS, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each an “Agent”).

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors, the lenders from time to time party thereto (“Lenders”) and Agents are parties to that certain Amended and Restated Credit and Guaranty Agreement dated as of November 21, 2014 (as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, after giving effect to this Amendment, the “Credit Agreement”);

WHEREAS, the Company has notified the Agents and the Lenders that intends to issue Capital Stock on the date hereof for Cash proceeds in an aggregate amount equal to $7,300,000 (the “Specified Equity Proceeds”), which shall be used to (a) finance the general corporate purposes of Company, (b) to pay the Specified Installments (as defined below) on the date hereof, and (c) to pay certain fees and expenses associated with the foregoing (the “Specified Use of Proceeds”);

WHEREAS, Section 2.11 of the Credit Agreement requires the Company to pay Installments of $625,000 on June 30, 2015 and $625,000 on September 30, 2015 (collectively, the “Specified Installments”), and at the Lenders’ request the Company has agreed to make such payments on the date hereof using a portion of the Specified Equity Proceeds;

WHEREAS, the Company has requested that the Specified Equity Proceeds not be required to be used to prepay the Obligations (other than the Specified Installments), and the Administrative Agent is willing to approve the Specified Use of Proceeds under clause (v) of Section 2.13(c) such that no prepayment of the Obligations is required with the Specified Equity Proceeds other than the payment of the Specified Installments on the date hereof;

WHEREAS, the Agents and the Lenders agree to amend the Credit Agreement on the terms set forth herein, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.     Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2.    Amendment to Credit Agreement. Upon satisfaction of the conditions to effectiveness set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

Section 2.11 of the Credit Agreement is hereby amended by deleting the rows setting forth the Specified Installments, and replacing them as follows:

April 23, 2015	$1,250,000

3.     Consent. The Administrative Agent hereby consents to and approves of the Specified Use of Proceeds under clause (v) of Section 2.13(c) such that no prepayment of the Obligations is required with the Specified Equity Proceeds (other than, for the avoidance of doubt, the payment of the Specified Installments on the date hereof as required by Section 2.11 of the Credit Agreement as amended hereby). Each Lender party hereto hereby acknowledges and agrees that the Administrative Agent has the discretion to grant such consent under Section 2.13(c) of the Credit Agreement.

4.     Conditions. The effectiveness of this Amendment is subject to the following conditions:

(a)     the execution and delivery of this Amendment by the Company, Guarantors, Agents, and each of the Lenders; and

(b)     the Company shall have paid all fees, costs and expenses of the Agents and Lenders in connection with this Amendment, and all transactions contemplated hereby, including, without limitation, reasonable fees, costs and expenses of Agents’ and Lenders’ counsel.

5.     Representations and Warranties. The Credit Parties hereby represent and warrant to each Lender as follows:

(a)     each Credit Party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)     each Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment;

(c)     the execution, delivery and performance by the Credit Parties of this Amendment has been duly authorized by all necessary action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority);

(d)     this Amendment constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against each Credit Party in accordance with its terms;

(e)     immediately before and after giving effect to this Amendment, no Default or Event of Default exists or shall exist;

(f)     all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, except to the extent made as of a specific date, in which case each such representation and warranty is true and correct as of such date; and

(g)     by its signature below, each Credit Party agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect in as of the date when made or deemed made.

6.     Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be an amendment or modification of any provisions of the Credit Agreement or any other Credit Document or any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Credit Agreement, any other Credit Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Lenders whether under the Credit Agreement, the other Credit Documents, at law or otherwise and nothing contained herein shall constitute a course of conduct or dealing among the parties hereto. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Credit Agreement or the other Credit Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and the Credit Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference herein or in any other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Amendment.

7.     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

8.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Credit Party and its successors and assigns and Lenders and their successors and assigns.

9.     Further Assurance. Each Credit Party hereby agrees from time to time, as and when requested by any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement, and the Credit Documents.

10.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.

11.     Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

12.     Reaffirmation. Each Credit Party as debtor, grantor, pledgor, guarantor or in other any other similar capacity hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party. Each Credit Party hereby consents to this Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

13.     Acknowledgment of Rights; Release of Claims. Each Credit Party hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by any Lender or Agent of Credit Parties’ liabilities, obligations and agreements on the date hereof; (b) to its knowledge, each Lender and Agent have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, each Lender and Agent do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Credit Documents. Each Credit Party hereby waives, releases, remises and forever discharges the Lenders and Agents, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Agents (“Releasees”) from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, to the extent known on or prior to the date hereof, which the Company or any other Credit Party ever had or now has against the any of the Releasees which relates, directly or indirectly, to the Loans or the Credit Documents or any acts or omissions of the Releasees in respect of the Loans or the Credit Documents and arising from any event occurring on or prior to the date hereof. Without limiting the generality of the foregoing, each Credit Party waives and affirmatively agrees not to contest: (a) the right of each Agent and each Lender to exercise its rights and remedies under the Credit Agreement, this Amendment or the other Loan Documents, or (b) any provision of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

SPEED COMMERCE, INC.,

a Minnesota corporation

By:

Name:

Title:

Speed COMMERCE CORP.,

a Minnesota corporation

By:

Name:

Title:

SPEED FC MEXICAN HOLDCO, INC.,

a Delaware corporation

By:

Name:

Title:

FIFTH GEAR ACQUISITIONS, INC.,

a Minnesota corporation

By:

Name:

Title:

[Consent and First Amendment to Amended and Restated Credit and Guaranty Agreement]

GARRISON LOAN AGENCY SERVICES LLC,

as Administrative Agent, Collateral Agent, Lead

Arranger, Syndication Agent and Documentation Agent

By:

Name:

Title:

Garrison Middle Market Funding Co-Invest LLC,

as a Lender

By:

Name:

Title:

GARRISON FUNDING 2015-2 LP,

as a Lender

By:

Name:

Title:

GARRISON FUNDING 2013-2 LTD.,

as a Lender

By: Garrison Funding 2013-2 Manager LLC, as Collateral Manager

By:

Name:

Title:

GMMF LOAN HOLDINGS LLC,

as a Lender

By:

Name:

Title:

[Consent and First Amendment to Amended and Restated Credit and Guaranty Agreement]

CITY NATIONAL BANK, as a Lender By: Name: Title:

[Consent and First Amendment to Amended and Restated Credit and Guaranty Agreement]

EAST WEST BANK, as a Lender By: Name: Title:

[Consent and First Amendment to Amended and Restated Credit and Guaranty Agreement]

Credit Suisse Park View BDC, Inc. (f/k/a Credit Suisse Corporate Credit Solutions, LLC), as a Lender By: Name: Title:

[Consent and First Amendment to Amended and Restated Credit and Guaranty Agreement]